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                        INDEPENDENT AUDITORS' CONSENT


LDI CORPORATION:

We consent to the incorporation by reference in the Registration Statement No. 33-17840 on Form S-8 of our report dated June 23, 1995 appearing in this Annual Report on Form 11-K of LDI Corporation Retirement Savings Plan for the year ended December 31, 1994.


/s/ Deloitte & Touche LLP




Deloitte & Touche LLP
Cleveland, Ohio
June 28, 1995





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